                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported)     January 31, 1997
                                                     ----------------

                          RENTAL SERVICE CORPORATION
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)



          DELAWARE                     000-21237               33-0569350
 ----------------------------   ------------------------   -------------------
 (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)


14505 North  Hayden Road, Suite 322, Scottsdale, Arizona                85260
--------------------------------------------------------              ----------
      (Address of Principal Executive Offices)                        (Zip Code)

                                (602) 905-3300
             ----------------------------------------------------
             (Registrant's Telephone Number, including Area Code)

                                NOT APPLICABLE
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

     Effective January 31, 1997, Rental Service Corporation ("RSC" or the "Company") amended its Amended and Restated Credit Agreement ("Revolver") to, among other things, increase the availability to $200.0 million, increase the advance rates on eligible rental equipment, decrease the interest rates by 0.50% and extend the maturity date to January 31, 2001. In addition, the amended Revolver modifies certain covenants, including the restrictions on investments, capital expenditures and acquisitions. In connection with the implementation of the amended Revolver, the Company anticipates recording an extraordinary loss on extinguishment of debt in the first quarter of 1997 associated with the write-off of unamortized debt issuance costs. A copy of the First Amendment to the Amended and Restated Credit Agreement is attached as an exhibit to this Report on Form 8-K, and is incorporated herein by reference.

     On February 5, 1997, RSC announced that it received and accepted the requisite number of votes from holders of its Common Stock, $.01 par value, approving the 1996 Equity Participation Plan of Rental Service Corporation (the "1996 Plan") and the authorization for issuance of one million shares of Common Stock under the 1996 Plan. A copy of the press release relating to the approval of the 1996 Plan is attached as an exhibit to this Report on Form 8-K, and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired

          None

     (b)  Pro Forma Financial Information

          None

     (c)  Exhibits

          99.1 First Amendment to the Amended and Restated Credit Agreement, dated January 31, 1997.

          99.2 Press Release dated February 7, 1997 re: Stockholder Approval of the 1996 Equity Participation Plan of Rental Service Corporation.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Rental Service Corporation



Date: February 12, 1997                By: /s/ Douglas A. Waugaman
                                          --------------------------------
                                          Douglas A. Waugaman,
                                          Vice President and Chief Financial
                                          Officer

                                 EXHIBIT INDEX

EXHIBIT        DESCRIPTION
-------        -----------
 99.1          First Amendment to the Amended and Restated Credit Agreement,
               dated January 31, 1997.

 99.2 Press Release dated February 7, 1997 re: Stockholder Approval of the 1996 Equity Participation Plan of Rental Service
               Corporation.

                                       4